UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K/A
Amendment #1

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 12, 2014

JOEY NEW YORK, INC.
(Exact Name of Registrant as Specified in its Charter)

Nevada	333-180954	68-0682410
(State of Organization)	(Commission File Number)	(I.R.S. Employer
Identification No.)

  Trump Tower I,  16001 Collins Ave. #3202, Sunny Isles Beach, Fl 33160
(Address of Principal Executive Offices)

(305) 948-9998
Registrants Telephone Number

________________________________
(Former Name or Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CAUTION REGARDING FORWARD LOOKING STATEMENTS

Some of the statements contained or incorporated by reference in this Current Report on Form 8-K/A are “forward-looking statements.” These statements are based on the current expectations, forecasts, and assumptions of our management and are subject to various risks and uncertainties that could cause our actual results to differ materially from those expressed or implied by the forward-looking statements. Forward-looking statements are sometimes identified by language such as “believes,” “anticipates,” “estimates,” “expects,” “plans,” “intends,” “projects,” “future” and similar expressions and may also include references to plans, strategies, objectives, and anticipated future performance as well as other statements that are not strictly historical in nature. The risks, uncertainties, and other factors that could cause our actual results to differ materially from those expressed or implied in this Current Report on Form 8-K/A include, but are not limited to, those noted under the caption “Risk Factors” contained in our original Current Report on Form 8-K filed May 16, 2014. Readers should carefully review this information as well the risks and other uncertainties described in other filings we may make after the date of this Current Report on Form 8-K/A with the Securities and Exchange Commission.

Readers are cautioned not to place undue reliance on forward-looking statements. They reflect opinions, assumptions, and estimates only as of the date they were made, and we undertake no obligation to publicly update or revise any forward-looking statements in this prospectus, whether as a result of new information, future events or circumstances, or otherwise.

EXPLANATORY NOTE

On May 7, 2014, the Company entered into an acquisition agreement which was completed on May 12, 2014. We filed a Current Report on Form 8-K on May 16, 2014 disclosing the completion of the transaction. This Amendment #1 is solely for the purpose of including additional financial statements for RAR Beauty, LLC. We are including unaudited financial statements for the three month period ended March 31, 2014 and the related management discussion. We are only adding this additional disclosure and are not otherwise revising or updating our prior disclosure filed on May 16, 2014.

Section 2 – Financial Information

Item 2.01.  Completion of Acquisition or Disposition of Assets.

Three months ended March 31, 2014 compared to the three months ended March 31, 2013

Our net loss for the three months ended March 31, 2014 was $42,506 compared to a net loss of $9,843 during the three months ended March 31, 2013. These increased losses are attributable primarily to increase in professional expenses, marketing and sales expenses and general and administrative expenses. We expect these expenses to continue to increase as we push to develop increased sales volumes and increase distribution channels for our products. We also expect our professional expenses to continue to increase for legal and accounting in support of complying with our ongoing reporting requirements.

During the three months ended March 31, 2014 revenue was $15,693 as compared to the three months ended March 31, 2013 where revenues were $27,667. Revenue swings were significant due to changes in the sales and marketing begun in 2013 which are anticipated to result in increasing revenues in 2014.

Liquidity and Capital Resources
As of December 31, 2013, our current assets were $105,183 primarily consisting of inventory and our total liabilities were $750,866 primarily consisting of loans from related parties. We continue to rely on loans from related parties and have no written commitments that these loans will continue to be available when needed.

Cash Flows from Operating Activities
We have not generated positive cash flows from operating activities. For the three months ended March 31, 2014, net cash used in operating activities was $55,783. For the three months ended March 31, 2013, net cash used in operating activities was $5,564. The primary increases attributable to increased professional expenses, reduction in accounts payable and reduction in accrued expenses.

Cash Flows from Financing Activities
We have financed our operations primarily from related party advances. For the three months ended March 31, 2014 cash provided by related party advances was $60,000.

FINANCIAL STATEMENTS AND EXHIBITS

Reference is made to the disclosure set forth under Item 9.01 of this Current Report on Form 8-K/A, which disclosure is incorporated herein by reference.

Section 9 – Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits

Joey New York, Inc. includes herein the following financial statements:

RAR Beauty, LLC (dba Joey New York)
Balance Sheets

	March 31,	December 31,
	2014	2013
	(unaudited)	(audited)
ASSETS
Current Assets
Cash and cash equivalents	$6,422	$2,205
Accounts receivable, net of allowance for doubtful
accounts of $0 and $0, respectively	1,632	6,152
Inventory	97,129	98,661
Total Current Assets	105,183	107,018

Property and equipment, net of accumulated
depreciation of $3,478 and $3,151, respectively	3,065	3,392

TOTAL ASSETS	$108,248	$110,410

LIABILITIES AND MEMBERS' DEFICIT
Current Liabilities
Accounts payable	$22,800	$29,081
Accrued expenses	113,214	126,589
Due to related parties	614,852	554,852
Total Current Liabilities	750,866	710,522

TOTAL LIABILITIES	750,866	710,522

Members' Deficit
Accumulated deficit	(642,618)	(600,112)
Total Members' Deficit	(642,618)	(600,112)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$108,248	$110,410

See notes to unaudited financial statements

RAR Beauty, LLC (dba Joey New York)
Statements of Operations (unaudited)
	For the
	Three Months Ended
	March 31,
	2014	2013

Revenues	$15,693	$27,677
Cost of sales	11,131	17,713
	4,562	9,964

Operating Expenses
Selling and marketing	9,892	3,892
Operation overhead and maintenance	9,236	5,730
Professional	15,500	1,000
General and administration	6,060	6,470
Depreciation and amortization	327	327
Total operating expenses	41,015	17,419

Net loss from operations	(36,453)	(7,455)

Other income (expense)
Interest expense	(6,053)	(2,388)
Total other income (expense)	(6,053)	(2,388)

Net loss before taxes	(42,506)	(9,843)

Income tax benefit	-	-

Net loss	$(42,506)	$(9,843)

See notes to unaudited financial statements

RAR Beauty, LLC (dba Joey New York)
Statement of Members' Equity

	Member’s Capital
	Contributions	Accumulated
	(Distributions)	Deficit	Total

Balance, December 31, 2012	$--	$(220,040)	$(220,040)
Contributions	--	--	--
Net loss		(380,072)	(380,072)
Balance, December 31, 2013	--	(600,112)	(600,112)
Contributions	--	--	--
Net loss (unaudited)		(42,506)	(42,506)
Balance, March 31, 2014	$--	$(642,618)	$(642,618)

See auditor's report and notes to the audited financial statements

RAR Beauty, LLC (dba Joey New York)
Statements of Cash Flows (unaudited)

	Three Months Ended
	March 31,
	2014	2013

CASH FLOWS FROM OPERATING ACTIVITIES:
Net loss	$(42,506)	$(9,843)
Adjustments to reconcile net loss to net cash
provided by (used in) operating activities:
Depreciation and amortization	327	327
Changes in operating assets and liabilities:
(Increase) decrease in operating assets:
Accounts receivable	4,520	11,111
Inventory	1,532	(4,227)
Increase (decrease) in operating liabilities:
Accounts payable	(6,281)	(26,723)
Accrued expenses	(13,375)	23,791
Total adjustments	(13,277)	4,279
Net Cash Provided By (Used in) Operating Activities	(55,783)	(5,564)

CASH FLOWS FROM INVESTING ACTIVITIES:
Net Cash (Used in) Investing Activities	-	-

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Loan(s)	60,000	3,500
Net Cash Provided By (Used in) Financing Activities	60,000	3,500

Net increase (decrease) in cash and cash equivalents	4,217	(2,064)
Cash and cash equivalents, beginning of period	2,205	2,164
Cash and cash equivalents, end of period	$6,422	$100

Supplemental cash flow information:
Cash paid for interest	$2,653	$10,869
Cash paid for taxes	$-	$-

See notes to unaudited financial statements

RAR Beauty, LLC
(dba Joey New York)
Notes to Audited Financial Statements
For the three months ended March 31, 2014 and 2013

NOTE 1.  NATURE OF BUSINESS

ORGANIZATION

RAR Beauty, LLC was formed as a limited liability company on July 13, 2009 in the state of Florida. The Company is doing business under the name Joey New York. The company distributes natural skin care and beauty products on the wholesale and retail levels.

The company’s headquarters is based in Sunny Isles Beach, Florida.   The Company seeks to increase market share and introduce its product line through multiple channel markets.  The company faces competition from nationally recognized firms that may have greater resources of personnel, capitalization, and reputation.  The company has therefore concentrated its efforts on product quality and performance.

Joey New York’s product lines include skin care treatments and beauty enhancements that are health conscious, effective and affordable.  In keeping with our beauty mission, we have stabilized and integrated through new technology the water from tender young green coconuts, blended with Indian ginseng extract, into our new fast-acting QUICK RESULTS skincare collection.

NOTE 2.  SIGNIFICANT ACCOUNTING POLICIES

GOING CONCERN
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and the liquidation of liabilities in the normal course of business.  For the three month period ended March 31, 2014 and 2013, the Company has incurred a losses from operations of $42,506 and $7,518, respectively. The Company has a history of losses resulting in an accumulated deficit from operations totaling $600,112 since inception through December 31, 2013 and $642,618 through March 31, 2014.  The Company intends to fund operations and continuing product development through debt and equity financing, which efforts may be insufficient to fund its capital expenditures, working capital and other cash requirements.  The Company cannot be certain that it will be successful in its efforts to attain such capital or that the terms of capital will be at acceptable terms.

These factors, among others, raise substantial doubt about the Company’s ability to continue as a going concern.  The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.

BASIS OF PRESENTATION, ESTIMATES AND UNAUDITED INTERIM FINANCIAL STATEMENTS
The Company prepares its financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP"), which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and reported amounts of revenues and expenses during the reporting period. Significant estimates include considerations for allowance for doubtful accounts, product obsolescence and depreciation lives and methods. Actual results could differ from those estimates.

Interim financial statements are prepared in accordance with the instructions to Form 10-Q and Regulation S-X and may not include all of the information and footnotes required by generally accepted accounting principles for complete financial statements.

In the opinion of management, all adjustments consisting of normal recurring entries necessary for a fair statement of the periods presented for: (a) the financial position; (b) the result of operations; and (c) cash flows, have been made in order to make the financial statements presented not misleading.  The results of operations for such interim periods are not necessarily indicative of operations for a full year.

FINANCIAL INSTRUMENTS
The Company’s balance sheet includes certain financial instruments, primarily, cash, accounts receivable, inventory, accounts payable, and related party loans. The carrying amounts of current assets and current liabilities approximate their fair value because of the relatively short period of time between the origination of these instruments and their expected realization.

CASH
For purposes of the statement of cash flows, cash equivalents include demand deposits, money market funds, and all highly liquid debt instructions with original maturities of three months or less.

ACCOUNTS RECEIVABLE
The company uses the reserve method of accounting for doubtful accounts. There were no material bad debts as of March 31, 2014 and December 31, 2013. Based on prior experience no provision for doubtful accounts was deemed necessary.

CONCENTRATIONS AND CREDIT RISKS
The Company’s financial instruments that are exposed to concentrations and credit risk primarily consist of its cash and cash equivalents and accounts receivable.

Cash - The Company places its cash and cash equivalents with financial institutions of high credit worthiness.  At times, its cash and cash equivalents with a particular financial institution may exceed any applicable government insurance limits.  The Company’s management plans to assess the financial strength and credit worthiness of any parties to which it extends funds, and as such, it believes that any associated credit risk exposures are limited.

Receivables - The Company issues credit to its customers, based on their credit worthiness.  The Company does not have a long history with its customers, to base its credit history and therefore has credit risk.  The Company has not incurred bad debts and therefore has not set a provision for doubtful accounts.

INVENTORY
Inventory is stated at the lower of cost or market, determined by the first-in, first-out method.  Inventory consists solely of finished goods.

PROPERTY AND EQUIPMENT AND LONG-LIVED ASSETS
Property and equipment are recorded at cost. Depreciation is provided over the estimated useful lives of the assets, five years, utilizing the straight method.  Maintenance and repairs are expensed as incurred.  Expenditures which significantly increase value or extend useful asset lives are capitalized. When property or equipment is sold or retired, the related costs and accumulated depreciation are removed from the accounts and any gain or loss is recognized.  The carrying amount of all long-lived assets is evaluated periodically to determine if adjustment to the depreciation period or the undepreciated balance is warranted. Based upon its most recent analysis, the Company believes that no impairment of property and equipment existed at March 31, 2014.

Long-lived assets such as property, equipment and identifiable intangibles are reviewed for impairment whenever facts and circumstances indicate that the carrying value may not be recoverable.  When required, impairment losses on assets to be held and used are recognized based on the fair value of the asset.  The fair value is determined based on estimates of future cash flows, market value of similar assets, if available, or independent appraisals, if required.  If the carrying amount of the long-lived asset is not recoverable from its undiscounted cash flows, an impairment loss is recognized for the difference between the carrying amount and fair value of the asset.  When fair values are not available, the Company estimates fair value using the expected future cash flows discounted at a rate commensurate with the risk associated with the recovery of the assets.  We did not recognize any impairment losses for any periods presented.

RELATED PARTIES
The Company follows ASC 850, “Related Party Disclosures,” for the identification of related parties and disclosure of related party transactions.

REVENUE RECOGNITION
The Company recognizes revenue when it is realized or realizable and estimable in accordance with ASC 605, “Revenue Recognition”.    The Company will recognize revenue only when all of the following criteria have been met:

i)	Persuasive evidence for an agreement exists;
ii)	Service has been provided;
iii)	The fee is fixed or determinable; and,
iv)	Collection is reasonably assured.

We recognize a sale when the product has been shipped at which time risk of loss has passed to the customer and the above criteria have been met.

ADVERTISING
The Company follows ASC 720, “Advertising Costs,” and expenses costs as incurred.    Advertising costs incurred for the years ending December 31, 2013 and 2012 was $3,748 and $18,920, respectively.

RESEARCH AND DEVELOPMENT
The Company currently is in development of its product offerings.  In accordance with ASC Topic 730, “Accounting for Research and Development Costs.”, costs are expensed when incurred.

PRODUCT WARRANTIES
The Company has no history of warranty costs and expenditures.  The Company purchases products directly from manufacturers and relies upon warranties provided by the product manufacturer.  Any costs are to be expensed as incurred until such time that potential future costs may be estimated.  As of March 31, 2014 and 2013, no such costs have been incurred and no such costs are anticipated; therefore, no liability reserve has been established.

COMMITMENTS AND CONTINGENCIES
The Company follows ASC 450-20, “Loss Contingencies,” to report accounting for contingencies.  Liabilities for loss contingencies arising from claims, assessments, litigation, fines and penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated.  There were no commitments or contingencies as of December 31, 2013 and 2012.

RECENTLY ACCOUNTING PRONOUNCEMENTS
Recent accounting pronouncements issued by the FASB (Accounting Standards Update, including its Emerging Issues Task Force), the AICPA, and the SEC did not, or are not believed by management to, have a material impact on the Company’s present or future consolidated financial statements.

NOTE 3.  INVENTORY

Inventory consists of finished goods.  Inventory is carried at cost on a first-in-first-out basis (FIFO) and held at public warehouse, which performs shipping and distribution function.  All products held in inventory are of our popular brands ordered and anticipated minimal order quantities are held in inventory necessary to operate without backlog or delays in order fulfillment.   Products have not significantly changed from year to year and there is no concentration of suppliers.

NOTE 4.  PROPERTY AND EQUIPMENT

Property consists of equipment purchased for the production of revenues.

	March 31, 2014	December 31, 2013
Property and equipment	$6,543	$6,543
Less accumulated depreciation	3,478	3,151
Property and equipment, net	$3,065	$3,392

Assets are depreciated over there useful lives when placed in service.  Depreciation expense was $327 and $327 for the three months ending March 31, 2014 and 2013, respectively.

NOTE 5.  INCOME TAXES

Prior to April 1, 2014, the Company reported its earnings as a partnership, consistent with elections under limited liability corporation provisions. Under this provision taxable income (loss) is passed-thru to the members and is taxed at the member’s ordinary tax rate, therefore there is no provision for income taxes for the years presented.

Temporary differences resulting from accelerated depreciation methods utilized for tax verses straight-line method used for GAAP financial reporting, as well as other temporary tax differences resulting from allowable tax accounting applications are considered immaterial and therefore no deferred tax asset or liability has been recognized in the periods presented.

NOTE 6.  COMMITMENTS AND CONTINGENCIES

RELATED PARTY
The Company has received cash advances and occasionally payments made on behalf of the Company from its members, for the purpose of meeting obligations.  These accumulated advances are considered payable on demand and are non-interest bearing.  The Company is indebted to its two members for an aggregate amount of $614,852 and $554,852, as of March 31, 2014 and December 31, 2013, respectively.  Interest has been imputed on amounts outstanding, resulting in interest expense in the amounts of $3,400 and $2,325, for the three months ending March 31, 2014 and 2013, respectively.   Total amount of accrued interest is $20,300 and $16,900, as of March 31, 2014 and December 31, 2013, respectively.

The controlling members have pledged support to fund continuing operations; however there is no written commitment to this effect.  The Company is dependent upon the continued support of these parties in the immediate future, for expansion and in order to meet its current obligations, until such time that revenues are generated to meet all current obligations and provide for necessary capital costs associated with growth plans.

Some of the officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities that become available. They may face a conflict in selecting between the Company and other business interests. The Company has not formulated a policy for the resolution of such conflicts.

The Company does not own or lease property or lease office space. The office space used by the Company was arranged by a member of the Company to use at no charge.

The Company does not have employment contracts with its key employees, including the members, who are officers of the Company.   The officers have not received nor accrued compensation for their services since the Company’s inception.

The amounts and terms of the above transactions may not necessarily be indicative of the amounts and terms that would have been incurred had comparable transactions been entered into with independent third parties.

LEGAL MATTERS
From time to time the Company may become a party to litigation matters involving claims against the Company.  Management believes that there are no current matters that would have a material effect on the Company’s financial position or results of operations.

NOTE 7. SUBSEQUENT EVENTS

Management has evaluated subsequent events through May 21, 2014, the date the financial statements were available to be issued.  Management is not aware of any significant events that occurred subsequent to the balance sheet date that would have a material effect on the financial statements thereby requiring adjustment or disclosure.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOEY NEW YORK , Inc

Date: May 28, 2014	By:	\s\ Joey Chancis
Name: CEO
Title: CEO
Principal Executive Officer

Date: May 28, 2014	By:	\s\ Richard Roer
Name: President
Title: President
Principal Financial Officer